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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of U.S. RealTel, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2002, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, Charles B. McNamee, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                      By: /s/ Charles B. McNamee
                                                         -----------------------
                                                         Charles B. McNamee
                                                         Chief Executive Officer


April 3, 2003